EXHIBIT 99.2


Name:  APPALOOSA PARTNERS INC.
Address: 26 Main Street
         Chatham, NJ  07928

Designated Filer:  David A. Tepper

Issuer:  WALTER INDUSTRIES, INC.
Issuer's Trading Symbol:  WLT

Date of Event Requiring Statement:  June 24, 2005
                                    -------------


By:   /s/ David A. Tepper                  June 28, 2005
   -------------------------------------------------------
    Name:  David A. Tepper                      Date
    Title: President


Name: APPALOOSA MANAGEMENT L.P.
Address:  c/o Appaloosa Partners Inc.
          26 Main Street
          Chatham, NJ  07928

Designated Filer:  David A. Tepper

Issuer:  WALTER INDUSTRIES, INC.
Issuer's Trading Symbol:  WLT

Date of Event Requiring Statement:  June 24, 2005
                                    -------------

By:  APPALOOSA PARTNERS INC.,
     Its General Partner

By:  /s/ David A. Tepper                   June 28, 2005
   -------------------------------------------------------
    Name:  David A. Tepper                      Date
    Title: President


Name: APPALOOSA INVESTMENT LIMITED PARTNERSHIP I
Address:  c/o Appaloosa Partners Inc.
          26 Main Street
          Chatham, NJ  07928

Designated Filer:   David A. Tepper

Issuer:  WALTER INDUSTRIES, INC.
Issuer's Trading Symbol:  WLT

Date of Event Requiring Statement   June 24, 2005
                                    -------------

By:  APPALOOSA MANAGEMENT L.P., its General Partner
     By: APPALOOSA PARTNERS INC., its General Partner

      /s/ David A. Tepper                   June 28, 2005
    ------------------------------------------------------
    Name:  David A. Tepper                    Date
    Title: President


Name: PALOMINO FUND LTD.

Address:  c/o Appaloosa Partners Inc.
          26 Main Street
          Chatham, NJ  07928

Designated Filer:   David A. Tepper

Issuer:  WALTER INDUSTRIES, INC.
Issuer's Trading Symbol:  WLT

Date of Event Requiring Statement:  June 24, 2005
                                    -------------

By:  APPALOOSA MANAGEMENT L.P., its Investment Advisor
     By: APPALOOSA PARTNERS INC., its General Partner

      /s/ David A. Tepper                   June 28, 2005
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    Name:  David A. Tepper                    Date
    Title: President